UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

TESSERA DEFENSE AND HOMELAND SECURITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201

Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

BiomX Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HLSQ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in the Current Report on Form 8-K filed by Tessera Defense and Homeland Security Inc., formerly BiomX Inc. (the “Company”), on September 9, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and a Certificate of Amendment to change the Company’s name from BiomX Inc. to Tessera Defense and Homeland Security Inc. The reverse stock split became effective at 12:01 a.m., Eastern Time, on September 9, 2026, and the name change became effective at 12:01 a.m., Eastern Time, on September 11, 2026.

The Common Stock began trading on the NYSE American on a split-adjusted basis on September 9, 2026 under the new CUSIP number 09090D 608, and began trading under the new name and the new symbol “HLSQ” at the market open on September 11, 2026. The Common Stock previously traded under the symbol “PHGE.” The name change does not affect the rights of the Company’s stockholders, and no action is required by stockholders in connection with it.

Item 7.01 Regulation FD Disclosure.

On September 15, 2026, the Company issued a press release containing a letter to stockholders from its Chief Executive Officer, and published an updated corporate presentation, each of which is available on the investor relations section of the Company’s website. Copies of the press release, including the letter to stockholders, and the presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The Company intends to use the presentation, in whole or in part and possibly with modifications, in meetings with investors, analysts and others from time to time.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information shall not be deemed an admission as to the materiality of any information in this Item 7.01 or the exhibits.

Forward-Looking Statements

The exhibits furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s strategy, its platform and capabilities, its target markets, the integration of its subsidiaries’ technologies, its compliance with NYSE American continued listing standards and its financial condition and liquidity. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Tessera Defense and Homeland Security Inc. dated September 15, 2026, including Letter to Stockholders.
99.2	Corporate Presentation dated September 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA DEFENSE AND HOMELAND SECURITY INC.

Date:	September 15, 2026
By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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